Supplement, dated January 1, 1997, to the Prospectus, dated April 22, 1996 of
                         SELIGMAN HIGH-YIELD BOND SERIES
                                   a series of
                        Seligman High Income Fund Series


         The  Statement of  Additional  Information  ("SAI") for  Seligman  High
Income Fund Series (the "Fund") is dated January 1, 1997. The SAI has been updated to reflect the offering of Class B shares of the Seligman U.S. Government Securities Series, the other series of the Fund.

         Copies of the Statement of Additional Information, which is incorporated by reference into this Prospectus, may be obtained without charge by calling or writing the Fund at the telephone numbers or address set forth on the cover page of this Prospectus.


TXHYS5-1/97